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                                                                    Exhibit 99.1


                            FORM OF VOTING AGREEMENT


      This Voting Agreement (this "Agreement"), dated as of May 3, 2004, between ____________________ ("Holder") and ProLogis Six Rivers Limited Partnership, a Delaware limited partnership ("Purchaser").

      WHEREAS, Purchaser and Keystone Property Trust, a Maryland real estate investment trust ("Keystone"), among others, are parties to that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of the date hereof, pursuant to which the parties thereto shall cause, among other things, Merger Sub to merge with and into Keystone and shall cause Partnership Merger Sub to merge with and into Keystone Operating Partnership, L.P., ("Keystone OP"), upon the terms and subject to the conditions set forth in the Merger Agreement; and

      WHEREAS, in order to induce Purchaser to enter into the Merger Agreement, Purchaser has requested, and Holder has agreed, that Holder enter into this Agreement; and

      WHEREAS, capitalized terms used herein and not otherwise defined, shall have the meanings ascribed to such terms in the Merger Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto hereby agree as follows:

      1. During the period beginning on the date hereof and ending on the earlier of (i) the Effective Time and (ii) the date of termination of the Merger Agreement in accordance with its terms (the "Agreement Period"), Holder agrees to vote (at a meeting or by written consent or other action) (each, a "Vote") any and all Keystone Common Shares or Keystone Common Units, including any securities or options exchangeable or convertible into any of the above, or any capital stock or other securities of Keystone or Keystone OP, in each case, as set forth opposite Holder's name on Schedule A hereto (collectively, the "Schedule A Securities") beneficially owned by Holder as of the date hereof, and any such Schedule A Securities acquired by Holder after the date hereof, (x) to approve and adopt the Merger Agreement, the REIT Merger and the Partnership Merger and any actions reasonably related thereto at any meeting or meetings, or actions by written consent or other approvals, of the holders of Keystone Common Shares or Keystone Common Unit Holders, and at any adjournments or postponements thereof, at or by which such Merger Agreement, or such other actions, are submitted for the consideration and vote, consent or approval of the holders of Keystone Common Shares or Keystone Common Unit Holders, and (y) to help cause such meeting, consent or approval to be held or sought.

      2. During the Agreement Period, Holder agrees that it will Vote all of Holder's Schedule A Securities against the approval of: (a) any Competing Transaction (including any Superior Competing Transaction), any other merger, consolidation, sale of assets, reorganization, recapitalization, liquidation or winding up of, or involving, Keystone, Keystone OP or any Affiliate of either of them or any other extraordinary transaction involving Keystone or Keystone OP or any Affiliate of either of them or any matters related to or in connection therewith; (b) other than changes contemplated by, and pursuant to, the Merger Agreement, (i) any change in the persons who constitute Keystone's Board of Trustees or (ii) any change in the current capitalization of Keystone or Keystone OP or any amendment to the organizational documents of either of them; or (c) any other corporate action that would either frustrate the purposes of, or prevent, delay or otherwise adversely affect the consummation of, the transactions contemplated by the Merger Agreement.
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      3. As security for Holder's agreements provided for herein, Holder grants to Purchaser a proxy to Vote the Schedule A Securities solely with respect to the matters specified in, and in accordance with the provisions of, Paragraphs 1 and 2 of this Agreement. Holder agrees that this proxy shall be irrevocable during the Agreement Period and coupled with an interest and will take such further action or execute such other instruments as may be reasonably necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by Holder with respect to the Schedule A Securities. This proxy shall survive the death or incapacity of Holder. Holder shall promptly cause a copy of this Agreement to be deposited with Keystone and Keystone OP at their principal places of business.

      4. During the Agreement Period, Holder shall comply with (and not cause Keystone, any Keystone Subsidiary (including Keystone OP) or any Keystone Joint Venture to violate) Section 4.6 of the Merger Agreement.

      5. Holder represents and warrants to Purchaser that:

            (a) Holder (i) (A) owns beneficially and of record all of the Schedule A Securities, free and clear of any Liens (other than Liens created in connection with margin loans) and (B) does not own beneficially or of record any other Keystone Common Shares, Keystone Common Units or securities convertible into or exchangeable for Keystone Common Shares, Keystone Common Units or any other securities or options relating thereto other than the Schedule A Securities, (ii) has the full and unrestricted legal capacity, power, authority and right to enter into, execute, deliver and perform Holder's obligations under this Agreement without the consent or approval of any other person, (iii) has and will have shared or sole voting power with respect to the Schedule A Securities, and (iv) is not party to any voting agreement, and has not granted any person any proxy (revocable or irrevocable), with respect to such Schedule A Securities (other than pursuant to this Agreement); and

            (b) assuming the due authorization, execution and delivery of this Agreement by Purchaser, this Agreement is the valid and binding agreement of Holder, enforceable in accordance with its terms.

      6. Holder agrees that it will not (a) sell, transfer, pledge, assign, encumber or otherwise dispose of (other than pursuant to a foreclosure by the holder of a Lien existing as of the date of this Agreement), or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, assignment, encumbrance or other disposition of, or limitation on the voting rights of, any of the Schedule A Securities (whether to an Affiliate or otherwise) until the expiration of the Agreement Period, (b) grant any proxies or powers of attorney, deposit any Schedule A Securities into a voting trust or enter into a voting agreement with respect to any Schedule A Securities, (c) take any action that would make any representation or warranty of Holder contained herein untrue or incorrect or have the effect of preventing or delaying Holder from performing its obligations under this Agreement, or (d) commit or agree to take any of the foregoing actions, other than (i) pursuant to this Agreement or the Merger Agreement and (ii) transfers to Purchaser. Any transfer of Schedule A Securities not permitted hereby shall be null and void.

      7. Notwithstanding anything herein to the contrary, the covenants and agreements set forth herein shall not prevent Holder, if Holder is serving on the Board of Trustees of Keystone, from exercising his or her duties and obligations as a trustee of Keystone or otherwise taking any action, subject to the applicable provisions of the Merger Agreement, while acting in such capacity as a trustee of Keystone.

      8. Holder agrees, while this Agreement is in effect, to promptly notify Purchaser of the number of any new Keystone Common Shares and Keystone Common Units, or securities or options


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exchangeable or convertible into or relating to any of the above, or any capital stock or other security of any of the above, acquired by Holder, if any, after the date hereof. Any such securities shall be subject to the terms of this Agreement and shall be Schedule A Securities for all purposes hereunder.

      9. Holder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, proxies, documents and other instruments deemed by Purchaser to be reasonably necessary or desirable for the purpose of effectively carrying out the transactions contemplated by this Agreement and the covenants contained herein.

      10. If any provision of this Agreement shall be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining provisions of this Agreement.

      11. This Agreement may be executed in two or more counterparts each of which shall be an original with the same effect as if the signatures hereto and thereto were upon the same instrument. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by all parties hereto. Except for provisions of this Agreement that by their terms survive the termination hereof, the provisions of this Agreement shall terminate upon the expiration of the Agreement Period.

      12. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that if for any reason any party hereto shall have failed to perform its obligations under this Agreement, then the party seeking to enforce this Agreement against such non-performing party shall be entitled to specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. This provision is without prejudice to any other rights or remedies, whether at law or in equity, that any party hereto may have against any other party hereto for any failure to perform its obligations under this Agreement.

      13. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND WITHOUT REGARD TO ANY APPLICABLE PRINCIPLES OF CONFLICTS OF LAW THEREOF, EXCEPT TO THE EXTENT THAT ANY PORTION OF THIS AGREEMENT, AS IT RELATES TO KEYSTONE COMMON UNITS, IS REQUIRED TO BE GOVERNED BY DELAWARE LAW. EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

            (b) Each of the parties hereto (i) consents to submit itself exclusively to the personal jurisdiction of the United States District Court in Maryland or any Maryland State court as well as the jurisdiction of any court from which an appeal may be taken from such courts in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, including for the purpose of any litigation, proceeding or other action arising out of such party's obligations under or with respect to this Agreement and the transactions contemplated hereby and (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and expressly waives any and all objections such party may have to venue in such courts.



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      14. This Agreement may not be assigned or otherwise transferred without the prior written consent of the other party. Notwithstanding the foregoing, this Agreement shall be binding on each party's legal representatives, heirs and beneficiaries.

      15. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, sent by overnight courier (providing proof of delivery) to the parties or sent by telecopy (providing confirmation of transmission) at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as shall be specified by like notice):

      If to Holder:

      -----------------------------

      -----------------------------

      -----------------------------

      -----------------------------

      Fax:
          -------------------------


      If to Purchaser:

      ProLogis Six Rivers Limited Partnership
      c/o ProLogis
      14100 East 35th Place
      Aurora, Colorado 80011
      Attn:  General Counsel
      Fax:  (303) 576-2761





      with a copy to:

      Mayer, Brown, Rowe & Maw LLP
      190 S. LaSalle St.
      Chicago, IL  60603
      Attention:  Michael T. Blair, Esq.
      Fax:  (312) 706-8108



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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 3rd day of May 2004.

                                 PROLOGIS SIX RIVERS LIMITED PARTNERSHIP



                                 By:
                                    --------------------------------------------
                                     Name:
                                     Title:



                                 HOLDER



                                 ----------------------------------------------
                                 Name:



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                                   SCHEDULE A

Name of Holder              Type of Security               Number of Securities
--------------              ----------------               --------------------